UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2012

Beam Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Lake Cook Road
Deerfield, IL  60015
(Address of Principal Executive Offices) (Zip Code)

(847) 948-8888
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

On August 2, 2012, Beam Inc. (the "Company") issued a press release reporting its financial results for the second quarter of 2012 and providing guidance for the full year. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Items 2.02 and 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 7.01.          Regulation FD Disclosure.

See "Item 2.02. Results of Operations and Financial Condition" above.

Item 9.01.          Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Description

99.1	Press Release of Beam Inc. dated August 2, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM INC.
(Registrant)

Date:	August 2, 2012	By:	/s/ Robert F. Probst
			Name:	Robert F. Probst
			Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Beam Inc. dated August 2, 2012.